SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2004

INTERACTIVE DATA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20311	13-3668779
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
incorporation or organization)

22 Crosby Drive
Bedford, Massachusetts 01730
(Address of registrant’s principal executive offices, including zip code)

(781) 687-8500
(Registrant’s telephone number, including area code)

Item 2.02 Disclosure of Results of Operations and Financial Condition
SIGNATURE
EX-99.1 Press Release dated October 21, 2004

Item 2.02  Disclosure of Results of Operations and Financial Condition.

On October 21, 2004, the Company issued a press release setting forth the Company’s results of operations and financial condition for the third fiscal quarter of 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERACTIVE DATA CORPORATION (Registrant)

	By:	/s/ Steven G. Crane

Dated: October 21, 2004		Steven G. Crane Executive Vice President and Chief Financial Officer

Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 21, 2004

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